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                                                                    EXHIBIT 10.1

                          REGISTRATION RIGHTS AGREEMENT

                           Dated as of March 24, 2003

                                      among

                              GREATER BAY BANCORP,

                          KEEFE BRUYETTE & WOODS, INC.,

                                       AND

                          THE OTHER INITIAL PURCHASERS
                               REFERRED TO HEREIN

                            as the Initial Purchasers

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                          REGISTRATION RIGHTS AGREEMENT

                REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of March 24, 2003 among Greater Bay Bancorp, a California corporation (the "Company"), Keefe Bruyette & Woods, Inc. (the "Representative"), and the other parties referred to in Annex A hereto (each, an "Initial Purchaser" and collectively, the "Initial Purchasers").

                This Agreement is made pursuant to the Purchase Agreement, dated March 19, 2003, by and among the Company and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchasers of $150,000,000 aggregate principal amount of the Company's 5.25% Senior Notes due 2008 (the "Notes"). In order to induce the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the Initial Purchasers' obligations thereunder, the Company has agreed to provide to the Initial Purchasers and their respective direct and indirect transferees and assigns the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

                In consideration of the foregoing, the parties hereto agree as follows:

                1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                        "1933 Act" shall mean the Securities Act of 1933, as
                amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

                        "1934 Act" shall mean the Securities Exchange Act of
                1934, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

                        "Additional Interest" shall have the meaning set forth
                in Section 2(e) hereof.

                        "Applicable Period" shall have the meaning set forth in
                Section 3(f)(B) hereof.

                        "Closing Time" shall mean March 24, 2003.

                        "Depositary" shall mean The Depository Trust Company, or
                any other depositary appointed by the Company, including any agent thereof; provided, however, that any such depositary must at all times have an address in the Borough of Manhattan, The City of New York.

                        "Event Date" shall have the meaning set forth in Section
                2(e) hereof.

                        "Exchange Offer" shall mean the exchange offer by the
                Company of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

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                        "Exchange Offer Registration" shall mean a registration
                under the 1933 Act effected pursuant to Section 2(a) hereof.

                        "Exchange Offer Registration Statement" shall mean an
                exchange offer registration statement of the Company on Form S-4 (or, if applicable, on another appropriate form) covering the Registrable Securities, and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

                        "Exchange Securities" shall mean the securities, issued
                by the Company under the Indenture with terms identical to the Notes (except that (i) interest thereon shall accrue from the last date to which interest has been paid or duly provided for on the Notes or, if no such interest has been paid or duly provided for, from the Interest Accrual Date, (ii) provisions relating to an increase in the stated rate of interest thereon upon the occurrence of a Registration Default shall be eliminated, and (iii) the transfer restrictions, minimum purchase requirements and legends relating to restrictions on ownership and transfer thereof as a result of the issuance of the Securities without registration under the 1933 Act shall be eliminated other than requiring transfers in multiples of $1,000) to be offered to Holders of Registrable Securities in exchange for Registrable Securities pursuant to the Exchange Offer.

                        "Holders" shall mean (i) the Initial Purchasers, for so
                long as they own any Registrable Securities, and each of their respective successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture and (ii) each Participating Broker-Dealer that holds Exchange Securities for so long as such Participating Broker-Dealer is required to deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities.

                        "Indenture" shall mean the Indenture, dated as of March
                24, 2003, by and between the Company and Wilmington Trust Company, as trustee, as the same may be further amended or supplemented from time to time in accordance with the terms thereof.

                        "Interest Accrual Date" means March 24, 2003.

                        "Initial Purchasers" shall have the meaning set forth in
                the preamble of this Agreement.

                        "Majority Holders" shall mean the Holders of a majority
                of the aggregate principal amount of Registrable Securities outstanding, excluding Exchange Securities referred to in clause
                (ii) of the definition of "Holders" above; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities or Exchange Securities is required hereunder, Registrable Securities and Exchange Securities held by the Company or any of its affiliates

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                (as such term is defined in Rule 405 under the 1933 Act) shall also be disregarded in determining whether such consent or approval was given by the Holders of such required percentage.

                        "NASD" shall mean the National Association of Securities
                Dealers, Inc.

                        "Notes" shall have the meaning set for the in the
                preamble to this Agreement.

                        "Notifying Broker-Dealer" shall have the meaning set
                forth in Section 3(f) hereof.

                        "Participating Broker-Dealer" shall have the meaning set
                forth in Section 3(f) hereof.

                        "Person" shall mean an individual, partnership, joint
                venture, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                        "Private Exchange Securities" shall have the meaning set
                forth in Section 2(a) hereof.

                        "Private Exchange" shall have the meaning set forth in
                Section 2(a).

                        "Prospectus" shall mean the prospectus included in a
                Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated or deemed to be incorporated by reference therein.

                        "Purchase Agreement" shall have the meaning set forth in
                the preamble to this Agreement.

                        "Registrable Securities" shall mean the Notes; provided,
                however, that any Notes shall cease to be Registrable Securities when (i) a Registration Statement with respect to such Notes shall have been declared effective under the 1933 Act and such Notes shall have been disposed of pursuant to such Registration Statement, (ii) such Notes, which are eligible to be sold without restriction as contemplated by Rule 144, shall have been sold to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the 1933 Act,
                (iii) such Notes shall have ceased to be outstanding, (iv) such Notes have been exchanged for Exchange Securities which have been registered pursuant to the Exchange Offer Registration Statement upon consummation of the Exchange Offer unless, in the case of any Exchange Securities referred to in this clause (iv), such Exchange Securities are held by Participating Broker-Dealers or otherwise

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                are not freely tradable without any limitations or restrictions under the 1933 Act (in which case such Exchange Securities will be deemed to be Registrable Securities until the earlier of (A) expiration of the Applicable Period and (B) such time as such Exchange Securities are sold to a purchaser in whose hands such Exchange Securities are freely tradeable without any limitations or restrictions under the 1933 Act) or (v) such Notes have been exchanged for Private Exchange Securities pursuant to this Agreement (in which case such Private Exchange Securities will be deemed to be Registrable Securities until the earlier of (A) 210 days after the completion of the Exchange Offer and (B) such time as such Private Exchange Securities are sold to a purchaser in whose hands such Private Exchange Securities are freely tradeable without any limitations or restrictions under the 1933
                Act).

                        "Registration Default" shall have the meaning set forth
                in Section 2(e) hereof.

                        "Registration Expenses" shall mean any and all expenses
                incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, stock exchange or NASD registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state or other securities or blue sky laws and compliance with the rules of the NASD (including fees and disbursements of one counsel for all the underwriters or Holders as a group in connection with qualification of any of the Exchange Securities or Registrable Securities under state or other securities or blue sky laws and any filing with and review by the NASD); (iii) all expenses of any Persons in preparing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, and certificates representing the Notes, Private Exchange Securities (if any) or Exchange Securities and other documents relating to the performance of and compliance with this Agreement; (iv) all rating agency fees; (v) all fees and expenses incurred in connection with the listing, if any, of any of the Notes or Exchange Securities on any securities exchange or exchanges or on any quotation system; (vi) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws; (vii) the fees and disbursements of counsel for the Company and the fees and expenses of independent public accountants for the Company or for any other Person, business or assets whose financial statements are included in any Registration Statement or Prospectus, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance; (viii) the fees and expenses of the Trustee, any registrar, any depositary, any paying agent, any escrow agent or any custodian, in each case including fees and disbursements of their respective counsel; (ix) the fees and expenses of the Initial Purchasers in connection with the Exchange Offer, including the fees and disbursements of one counsel to the Initial Purchasers in connection therewith; and
                (x) in the case of an underwritten offering, any fees and disbursements of the underwriters customarily paid by issuers and sellers of securities and the fees and expenses of any special experts retained by the Company in connection with any Registration Statement but

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                excluding (except as otherwise provided herein) fees and
                disbursements of counsel to the underwriters and the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

                        "Registration Statement" shall mean any registration
                statement of the Company relating to any offering of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement (including, without limitation, any Exchange Offer Registration Statement and any Shelf Registration Statement), and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

                        "Representative" shall have the meaning set forth in the
                preamble of this Agreement.

                        "SEC" shall mean the Securities and Exchange Commission
                or any successor thereto.

                        "Shelf Registration" shall mean a registration effected
                pursuant to Section 2(b) hereof.

                        "Shelf Registration Statement" shall mean a "shelf"
                registration statement of the Company pursuant to the provisions of Section 2(b) of this Agreement which covers all of the Registrable Securities or Private Exchange Securities (if any), as the case may be, on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

                        "TIA" shall mean the Trust Indenture Act of 1939, as
                amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

                        "Trustee" shall mean the trustee with respect to the
                Notes, the Private Exchange Securities (if any) and the Exchange Securities under the Indenture.

                For purposes of this Agreement: (i) all references in this Agreement to any Registration Statement, Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the SEC pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"); (ii) all references in this Agreement to financial statements and schedules and other information which is "contained," "included," "disclosed" or "stated" in any Registration Statement or Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in such Registration Statement or Prospectus, as the case may be; (iii) all references in this Agreement to amendments or supplements to any Registration Statement or Prospectus shall be deemed to mean and include

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the filing of any document under the 1934 Act which is incorporated or deemed to be incorporated by reference in such Registration Statement or Prospectus, as the case may be; (iv) all references in this Agreement to Rule 144, Rule 144A or Rule 405 under the 1933 Act, and all references to any sections or subsections thereof or terms defined therein, shall in each case include any successor provisions thereto; and (v) all references in this Agreement to days (but not to business days) shall mean calendar days.

                2.      Registration Under the 1933 Act.

                (a) Exchange Offer Registration. The Company shall (A) file with the SEC on or prior to the 120th day after the Closing Time an Exchange Offer Registration Statement covering the offer by the Company to the Holders to exchange all of the Registrable Securities for a like aggregate principal amount of Exchange Securities, (B) use its reasonable best efforts to cause such Exchange Offer Registration Statement to be declared effective by the SEC no later than the 180th day after the Closing Time, (C) use its reasonable best efforts to cause such Registration Statement to remain effective until the closing of the Exchange Offer and (D) use its reasonable best efforts to consummate the Exchange Offer no later than 45 days after the effective date of the Exchange Offer Registration Statement. Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Registrable Securities for Exchange Securities (provided that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the 1933 Act, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing such Exchange Securities) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the 1933 Act or under the securities or blue sky laws of the states of the United States other than requiring transfers in multiples of $1,000.

                In connection with the Exchange Offer, the Company shall:

                        (i) promptly mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                        (ii) keep the Exchange Offer open for not less than 20 business days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders and, during the Exchange Offer, offer to all Holders who are legally eligible to participate in the Exchange Offer the opportunity to exchange their Registrable Securities for Exchange Securities;

                        (iii) use the services of a depositary with an address in the Borough of Manhattan, The City of New York for the Exchange Offer;

                        (iv) permit Holders to withdraw tendered Registrable Securities at any time prior to the close of business, New York City time, on the last business day on which the Exchange Offer shall remain open, by sending to the institution specified in the Prospectus or the related letter of transmittal or related documents

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                a facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange, and a statement that such Holder is withdrawing its election to have such Registrable Securities exchanged;

                        (v) notify each Holder that any Registrable Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and

                        (vi) otherwise comply in all material respects with all applicable laws relating to the Exchange Offer.

                If, at or prior to the consummation of the Exchange Offer, any of the Initial Purchasers holds any Notes acquired by it and having the status of an unsold allotment in the initial distribution, the Company shall, upon the request of any such Initial Purchaser, simultaneously with the delivery of the Exchange Securities in the Exchange Offer, issue and deliver to such Initial Purchaser in exchange for such Notes a like principal amount of debt securities (the "Private Exchange") of the Company that are identical (except that such debt securities shall be subject to transfer restrictions and minimum purchase requirements, and shall bear a legend relating to restrictions on ownership and transfer, identical to those applicable to the Notes as a result of the issuance thereof without registration under the 1933 Act and shall provide for the payment of Additional Interest) to the Exchange Securities (the "Private Exchange Securities"). The Company shall use its reasonable best efforts to have the Private Exchange Securities bear the same CUSIP number as the Exchange Securities and, if unable to do so, the Company will, at such time as any Private Exchange Security may be sold publicly pursuant to Rule 144(k) under the 1933 Act, permit any such Private Exchange Security to be exchanged for a like principal amount of Exchange Securities.

                The Exchange Securities and the Private Exchange Securities (if any) shall be issued under the Indenture, which shall be qualified under the TIA. The Notes shall provide that the Exchange Securities issued in respect thereof, the Private Exchange Securities (if any) issued in respect thereof and the Notes shall vote and consent together on all matters as a single class and shall constitute a single series of debt securities issued under the Indenture.

                As soon as practicable after the close of the Exchange Offer and, if applicable, the Private Exchange, the Company shall:

                        (i) accept for exchange all Registrable Securities duly tendered and not validly withdrawn pursuant to the Private Exchange or the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal which is an exhibit thereto;

                        (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities so accepted for exchange by the Company; and

                        (iii) cause the Trustee promptly to authenticate and deliver Exchange Securities to each Holder of Registrable Securities so accepted for exchange equal

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                in principal amount to the principal amount of the Registrable
                Securities of such Holder so accepted for exchange.

                Interest on each Exchange Security and each Private Exchange Security (if any) will accrue from the last date on which interest was paid or duly provided for on the Notes surrendered in exchange therefor or, if no interest has been paid or duly provided for on such Notes, from the Interest Accrual Date. The Exchange Offer shall not be subject to any conditions, other than (i) that the Exchange Offer, or the making of any exchange by a Holder, does not violate any applicable law or any applicable interpretation of the staff of the SEC, (ii) that no action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency with respect to the Exchange Offer which, in the Company's judgment, would reasonably be expected to impair the ability of the Company to proceed with the Exchange Offer, and (iii) that the Holders tender the Registrable Securities to the Company in accordance with the Exchange Offer. Each Holder of Registrable Securities (other than Participating Broker-Dealers) who wishes to exchange such Registrable Securities for Exchange Securities in the Exchange Offer will be required to represent that (i) it is not an affiliate (as defined in Rule 405 under the 1933 Act) of the Company, (ii) any Exchange Securities to be received by it will be acquired in the ordinary course of business and (iii) it has no arrangement with any Person to participate in the distribution (within the meaning of the 1933 Act) of the Exchange Securities, and shall be required to make such other representations as may be reasonably necessary under applicable SEC rules, regulations or interpretations to render the use of Form S-4 or another appropriate form under the 1933 Act available. To the extent permitted by law, the Company shall inform the Initial Purchasers of the names and addresses of the Holders of Securities to whom the Exchange Offer is made and, to the extent such information is available to the Company, the names and addresses of the beneficial owners of such Securities, and the Initial Purchasers shall have the right to contact such Holders and beneficial owners and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

                (b) Shelf Registration. (i) If, because of any change in law or applicable interpretations thereof by the staff of the SEC, the Company is not permitted to effect the Exchange Offer as contemplated by Section 2(a) hereof, or (ii) if for any other reason (A) the Exchange Offer Registration Statement is not declared effective within 180 days following the Closing Time or (B) the Exchange Offer is not consummated within 45 days after effectiveness of the Exchange Offer Registration Statement (provided that if the Exchange Offer Registration Statement shall be declared effective after such 180-day period or if the Exchange Offer shall be consummated after such 45-day period, then the Company's obligations under this clause (ii) arising from the failure of the Exchange Offer Registration Statement to be declared effective within such 180-day period or the failure of the Exchange Offer to be consummated within such 45-day period, respectively, shall terminate), or (iii) upon the request of any Initial Purchaser (other than an Initial Purchaser holding Notes acquired directly from the Company) within 30 days following the consummation of the Exchange Offer who is not eligible to participate in the Exchange Offer or who elects to participate in the Exchange Offer but does not receive Exchange Securities which are freely tradeable without any limitations or restrictions under the 1933 Act, or (iv) upon the request of any of the Initial Purchasers within 90 days following the consummation of the Exchange Offer (provided that, in the case of this clause (iv), such Initial Purchaser shall hold Registrable Securities (including, without limitation, Private Exchange

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Securities) from an initial allotment that it acquired directly from the
Company), the Company shall, at its cost:

                        (A) as promptly as practicable, but no later than (a)
                the 180th day after the Closing Time or (b) the 75th day after any such filing obligation arises, whichever is later, file with the SEC a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by the Majority Holders of such Registrable Securities and set forth in such Shelf Registration Statement;

                        (B) use its reasonable best efforts to cause such Shelf
                Registration Statement to be declared effective by the SEC as promptly as practicable, but in no event later than the 240th day after the Closing Time (or, in the case of a request by any of the Initial Purchasers pursuant to clause (iii) or (iv) above, within 120 days after such request). In the event that the Company is required to file a Shelf Registration Statement pursuant to clause (iii) or (iv) above, the Company shall file and use its reasonable best efforts to have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by such Initial Purchaser;

                        (C) use its reasonable best efforts to keep the Shelf
                Registration Statement continuously effective, supplemented and amended as required, in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years after the latest date on which any Securities are originally issued by the Company (subject to extension pursuant to the last paragraph of Section 3) (or, solely in the case of clause (iii) or (iv) above of this Section 2(b), 210 days after completion of the Exchange Offer) or, if earlier, when all of the Registrable Securities covered by such Shelf Registration Statement (i) have been sold pursuant to the Shelf Registration Statement in accordance with the intended method of distribution thereunder,
                (ii) become eligible for resale pursuant to Rule 144(k) under the 1933 Act or (iii) cease to be Registrable Securities; and

                        (D) notwithstanding any other provisions hereof, use its
                best efforts to ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any supplements thereto comply in all material respects with the 1933 Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment or supplement thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
                (iii) any Prospectus forming part of any Shelf Registration Statement and any amendment or supplement to such Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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                The Company shall not permit any securities other than
Registrable Securities to be included in the Shelf Registration Statement without the prior written consent of the Representative. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement if reasonably requested by the Majority Holders with respect to information relating to the Holders and otherwise as required by Section 3(b) below, to use its reasonable best efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as practicable thereafter and to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

                (c) Expenses. The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) and 2(b) hereof and, in the case of any Shelf Registration Statement, will reimburse the Holders or the Initial Purchasers for the fees and disbursements of one counsel designated in writing by the Majority Holders (or, if a Shelf Registration Statement is filed solely pursuant to clause (iv) of the first paragraph of
Section 2(b), designated by the Initial Purchasers) to act as counsel for the Holders of the Registrable Securities in connection with a Shelf Registration. Each Holder shall pay all fees and disbursements of its counsel other than as set forth in the preceding sentence or in the definition of Registration Expenses and all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a Shelf Registration Statement.

                (d)     Effective Registration Statement.

                        (i) The Company shall be deemed not to have used its reasonable best efforts to cause the Exchange Offer Registration Statement or any Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite periods set forth herein if the Company takes any action or fails to take action that could reasonably be expected to result in any such Registration Statement not being declared effective or remaining effective or in the case of the Holders of Registrable Securities (including, under the circumstances contemplated by Section 3(f) hereof, Exchange Securities) covered thereby not being able to exchange or offer and sell such Registrable Securities during that period unless (A) such action is required by applicable law or (B) such action is taken by the Company in good faith and for valid business reasons (but not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets or a material corporate transaction or event so long as the Company promptly complies with the notification requirements of Section 3(k) hereof, if applicable. Nothing in this paragraph shall prevent the accrual of Additional Interest on any Registrable Securities.

                        (ii) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof shall not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Registration Statement is interfered with by any stop order, injunction or other order or

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                requirement of the SEC or any other governmental agency or court, such Registration Statement shall be deemed not to have been effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

                        (iii) During any 365 day period, the Company may, by notice as described in Section 3(e) hereof, suspend the availability of a Shelf Registration Statement (and, if the Exchange Offer Registration Statement is being used in connection with the resale of Exchange Securities by Participating Broker Dealers as contemplated by Section 3(f), the Exchange Offer Registration Statement) and the use of the related Prospectus for up to 45 consecutive days each, but no more than an aggregate of 90 days during any 365 day period, upon the happening of any event or the discovery of any fact or the taking of any action referred to in Section 3(e)(vi), but subject to compliance by the Company with its obligations under the last paragraph of Section 3.

                (e)     Increase in Interest Rate. In the event that:

                        (i) the Exchange Offer Registration Statement is not filed with the SEC on or prior to the 120th day following the Closing Time, or

                        (ii) the Exchange Offer Registration Statement is not declared effective by the SEC on or prior to the 180th day following the Closing Time, or

                        (iii) the Exchange Offer is not consummated on or prior to the 45th day following the effective date of the Exchange Offer Registration Statement, or

                        (iv) if required, a Shelf Registration Statement is not filed with the SEC on or prior to (A) the 180th day following the Closing Time or (B) the 75th day after the filing obligation arises, whichever is later, or

                        (v) if required, a Shelf Registration Statement is not declared effective on or prior to the 240th day following the Closing Time (or, if a Shelf Registration Statement is required to be filed upon the request of any Initial Purchaser, within 120 days after such request), or

                        (vi) a Shelf Registration Statement is declared effective by the SEC but such Shelf Registration Statement ceases to be effective or such Shelf Registration Statement or the Prospectus included therein ceases to be usable in connection with resales of Registrable Securities for any reason and (A) the aggregate number of days in any consecutive 365-day period for which the Shelf Registration Statement or such Prospectus shall not be effective or usable exceeds 90 days, (B) the Shelf Registration Statement or such Prospectus shall not be effective or usable for more than two periods (regardless of duration) in any consecutive 365-day period or (C) the Shelf Registration Statement or such Prospectus shall not be effective or usable for a period of more than 45 consecutive days, or

                        (vii) the Exchange Offer Registration Statement is declared effective by the SEC but, if the Exchange Offer Registration Statement is being used in connection with the resale of Exchange Securities as contemplated by Section 3(f)(B) of this Agreement, the Exchange Offer Registration Statement ceases to be effective or the Exchange Offer Registration Statement or the Prospectus included therein ceases to be usable in connection with resales of Exchange Securities for any reason during the Applicable Period (as such period may be extended pursuant to the last paragraph of Section 3 of this Agreement) and (A) the aggregate number of days in any consecutive 365-day period for which the Exchange Offer Registration Statement or such Prospectus shall not be effective or usable exceeds 90 days, (B) the Exchange Offer Registration Statement or such Prospectus shall not be effective or usable for more than two periods (regardless of duration) in any consecutive 365-day period or (C) the Exchange Offer Registration Statement or the Prospectus shall not be effective or usable for a period of more than 45 consecutive days, (each of the events referred to in clauses (i) through (vii) above being hereinafter called a "Registration Default"), the per annum interest rate borne by the Registrable Securities shall be increased ("Additional Interest") by one-quarter of one percent (0.25%) per annum immediately following such 120-day period in the case of clause
                (i) above, immediately following such 180-day period in the case of clause (ii) above, immediately following such 45-day period in the case of clause (iii) above, immediately following any such 180-day period or 75-day period, whichever ends later, in the case of clause (iv) above, immediately following any such 240-day period or 120-day period, whichever ends first, in the case of clause (v) above, immediately following the 90th day in any consecutive 365-day period, as of the first day of the third period in any consecutive 365-day period or immediately following the 45th consecutive day, whichever occurs first, that a Shelf Registration Statement shall not be effective or a Shelf Registration Statement or the Prospectus included therein shall not be usable as contemplated by clause (vi) above, or immediately following the 90th day in any consecutive 365-day period, as of the first day of the third period in any consecutive 365-day period or immediately following the 45th consecutive day, whichever occurs first, that the Exchange Offer Registration Statement shall not be effective or the Exchange Offer Registration Statement or the Prospectus included therein shall not be usable as contemplated by clause (vii) above; provided that the aggregate increase in such annual interest rate under this Section 2(e) may in no event exceed one-quarter of one percent (0.25%) per annum; further provided that the aggregate increase in such annual interest rate may in no event be in excess of the rate permissible under applicable law. Upon the filing of the Exchange Offer Registration Statement after the 120-day period described in clause (i) above, the effectiveness of the Exchange Offer Registration Statement after the 180-day period described in clause (ii) above, the consummation of the Exchange Offer after the 45-day period described in clause (iii) above, the filing of the Shelf Registration Statement after the 180-day period or 75-day period day, as the case may be, described in clause (iv) above, the effectiveness of a Shelf Registration Statement after the 240-day period or 120-day period, as the case may be, described in clause (v) above, the Shelf Registration Statement once again being effective or the Shelf Registration Statement and the Prospectus included therein becoming usable in connection with resales of Registrable Securities, as the case may be, in the case of clause (vi) above, or the Exchange Offer Registration Statement once again becoming effective or the Exchange Offer Registration Statement and the Prospectus included therein becoming usable in connection with resales of Exchange Securities, as the case may be, in the case of clause
                (vii) thereof, the interest rate borne by the Securities from the date of such filing, effectiveness, consummation or resumption of effectiveness or usability, as the case may be, shall be reduced to the original interest rate so long as no other Registration Default shall have occurred and shall be continuing at such time and the Company is otherwise in compliance with this paragraph; provided, however, that, if after any such reduction in interest rate, one or more Registration Defaults shall again occur, the interest rate shall again be increased pursuant to the foregoing provisions.

                The Company shall notify the Trustee within three business days after each and every date on which an event occurs or fails to occur in respect of which Additional Interest is required to be paid (an "Event Date"). Additional Interest shall be paid by depositing with the Trustee, in trust, for the benefit of the Holders of Registrable Securities, on or before the applicable semiannual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date to the record Holder of Securities entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Additional Interest shall be deemed to accrue from and including the day following the applicable Event Date. Anything herein to the contrary notwithstanding, any Holder who was, at the time the Exchange Offer was pending and consummated, eligible to exchange, and did not validly tender, its Notes for Exchange Securities in the Exchange Offer will not be entitled to receive any Additional Interest. For purposes of clarity, it is hereby acknowledged and agreed that, under current interpretations of law by the SEC, Initial Purchasers holding unsold allotments of Notes acquired from the Company are not eligible to participate in the Exchange Offer.

                (f) Specific Enforcement. Without limiting the remedies available to the Initial Purchasers and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Sections 2(a) through 2(d) hereof may result in material irreparable injury to the Initial Purchasers, the Holders or the Participating Broker-Dealers for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers, any Holder and any Participating Broker-Dealer may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 2(a) through 2(d) hereof.

                3. Registration Procedures. In connection with the obligations of the Company with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Company shall:

                (a) prepare and file with the SEC a Registration Statement or, if required, Registration Statements, within the time periods specified in
Section 2, on the appropriate form
under the 1933 Act, which form (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration Statement, be available for the sale of the Registrable Securities by the selling Holders thereof and, in the case of an Exchange Offer, be available for the exchange of Registrable Securities and
(iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith, and use its reasonable best efforts to cause such Registration Statement to become effective (and, in the case of a Shelf Registration Statement, usable for resales) and remain effective in accordance with Section 2 hereof;

                (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act; and comply with the provisions of the 1933 Act and the 1934 Act with respect to the disposition of all Notes covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;

                (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities, at least 5 business days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holders that the distribution of Registrable Securities will be made in accordance with the method elected by the Majority Holders; (ii) furnish to each Holder of Registrable Securities included in the Shelf Registration, to counsel for the Initial Purchasers, to counsel for the Holders, if any, and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder, counsel or underwriter may reasonably request, including financial statements and schedules and, if such Holder, counsel or underwriter so requests, all exhibits (including those incorporated by reference) in order to facilitate the public sale or other disposition of the Registrable Securities; and (iii) subject to the penultimate paragraph of this Section 3, the Company hereby consents to the use of the Prospectus, including each preliminary Prospectus, or any amendment or supplement thereto by each of the Holders of Registrable Securities included in the Shelf Registration and underwriters of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by any Prospectus or any amendment or supplement thereto;

                (d) use its reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any selling Holder of Registrable Securities covered by a Shelf Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request, to cooperate with the Holders and the underwriters of any Registrable Securities in connection with any filings required to be made with the NASD, to keep each such registration or qualification effective during the period such Registration Statement is required to be effective and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d) or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction if it is not then so subject;

                (e) in the case of a Shelf Registration, notify each Holder of Registrable Securities included in the Shelf Registration and counsel for such Holders promptly and, if requested by such Holder or counsel, confirm such advice in writing promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments or supplements to a Registration Statement or Prospectus or for additional information after a Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the suspension of use of the Prospectus as a result of the happening of any event or the discovery of any facts or the taking of any action during the period a Shelf Registration Statement is effective which is contemplated in Section 2(d)(i)(A) or 2(d)(i)(B) or which makes any statement made in such Shelf Registration Statement or the related Prospectus untrue in any material respect or which constitutes an omission to state a material fact in such Shelf Registration Statement or Prospectus and (vii) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate. Without limitation to any other provisions of this Agreement, the Company agrees that this Section 3(e) shall also be applicable, mutatis mutandis, with respect to the Exchange Offer Registration Statement and the Prospectus included therein to the extent that such Prospectus is being used by Participating Broker-Dealers as contemplated by Section 3(f);

                (f) (A) in the case of an Exchange Offer, (i) include in the Exchange Offer Registration Statement (x) a "Plan of Distribution" section substantially in the form set forth in Annex B hereto or other such form as is reasonably acceptable to the Representative covering the use of the Prospectus included in the Exchange Offer Registration Statement by broker-dealers who have exchanged their Registrable Securities for Exchange Securities for the resale of such Exchange Securities and (y) a statement to the effect that any such broker-dealers who wish to use the related Prospectus in connection with the resale of Exchange Securities acquired as a result of market-making or other trading activities will be required to notify the Company to that effect, together with instructions for giving such notice (which instructions shall include a provision for giving such notice by checking a box or making another appropriate notation on the related letter of transmittal) (each such broker-dealer who gives notice to the Company as aforesaid being hereinafter called a "Notifying Broker-Dealer"), (ii) furnish to each Notifying Broker-Dealer who desires to participate in the Exchange Offer, without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such broker-dealer may reasonably request, (iii) include in the Exchange Offer Registration Statement a statement that any broker-dealer who holds Registrable Securities acquired for its own account as a result of market-making activities or other trading activities (a "Participating Broker-Dealer"), and who receives Exchange Securities for Registrable Securities pursuant to the Exchange Offer, may be a statutory underwriter and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities, (iv) subject to the penultimate paragraph of this Section 3, the Company hereby consents to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto by any Notifying Broker-Dealer in connection with the sale or transfer of Exchange Securities, and (v) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer the following provision:

                "If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities, it represents that the Registrable Securities to be exchanged for Exchange Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the 1933 Act";

                (B) to the extent any Notifying Broker-Dealer participates in the Exchange Offer, (i) the Company shall use its reasonable best efforts to maintain the effectiveness of the Exchange Offer Registration Statement for a period of time necessary to permit the Prospectus included therein to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements under the Securities Act and applicable rules and regulations in order to resell the Exchange Securities; provided, however, that such period shall not be required to exceed 90 days (or such longer period if extended pursuant to the last paragraph of this Section 3) (the "Applicable Period") following the last date on which exchanges are accepted pursuant to the Exchange Offer, and (ii) the Company will comply, insofar as relates to the Exchange Offer Registration Statement, the Prospectus included therein and the offering and sale of Exchange Securities pursuant thereto, with its obligations under Section 2(b)(D), the last paragraph of Section 2(b), Section 3(c), 3(d), 3(e), 3(i), 3(j), 3(k), 3(o) and 3(p), and the last two paragraphs of this
Section 3 as if all references therein to a Shelf Registration Statement, the Prospectus included therein and the Holders of Registrable Securities referred, mutatis mutandis, to the Exchange Offer Registration Statement, the Prospectus included therein and the applicable Notifying Broker-Dealers and, for purposes of this Section 3(f), all references in any such paragraphs or sections to the "Majority Holders" shall be deemed to mean, solely insofar as relates to this
Section 3(f), the Notifying Broker-Dealers who are the Holders of the majority in aggregate principal amount of the Exchange Securities which are Registrable Securities;

                (C) the Company shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement as would otherwise be contemplated by Section 3(b) or 3(k) hereof, or take any other action as a result of this Section 3(f), at any time after the expiration of the Applicable Period (subject to extension pursuant to the last paragraph of this Section 3) after the last date on which exchanges are accepted pursuant to the Exchange Offer, and neither Notifying Broker-Dealers nor any other Person shall be authorized by the

Company to, and shall not, deliver such Prospectus after such period in connection with resales contemplated by this Section 3; and

                (D) In the case of any Exchange Offer Registration Statement, the Company agrees to deliver to the Initial Purchasers on behalf of the Participating Broker-Dealer upon the effectiveness of the Exchange Offer Registration Statement, if requested (i) an opinion of counsel or opinions of counsel reasonably satisfactory to the Initial Purchasers, (ii) officers' certificates substantially in the form customarily delivered in a public offering of debt securities and (iii) a comfort letter or comfort letters in customary form to the extent permitted by Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accountants (or if such a comfort letter is not permitted, an agreed upon procedures letter in customary form) from the Company's independent certified public accountants (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements are, or are required to be, included in the Registration Statement) at least as broad in scope and coverage as the comfort letter or comfort letters delivered to the Initial Purchasers in connection with the initial sale of the Notes to the Initial Purchasers;

                (g) (i) in the case of an Exchange Offer, furnish counsel for the Initial Purchasers and (ii) in the case of a Shelf Registration, furnish counsel for the Holders of Registrable Securities and counsel for any underwriters of Registrable Securities copies of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement or Prospectus or for additional information;

                (h) use its reasonable best effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable and provide immediate notice to each Holder of the withdrawal of any such order;

                (i) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities included in the Shelf Registration, without charge, at least one conformed copy of each Registration Statement and any post-effective amendments thereto (without documents incorporated or deemed to be incorporated therein by reference or exhibits thereto, unless requested), if such documents are not available via the SEC EDGAR database;

                (j) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends other than requiring transfers in multiples of $1,000; and cause such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and in a form eligible for deposit with the Depositary and registered in such names as the selling Holders or the underwriters, if any, may reasonably request in writing at least two business days prior to the closing of any sale of Registrable Securities pursuant to such Shelf Registration;

                (k) in the case of a Shelf Registration, upon the occurrence of any event or the discovery of any facts as contemplated by Section 3(e)(vi) hereof, use its reasonable best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated or deemed to be incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company agrees to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission or, alternatively, to notify the Holders that no such amendment or supplement is necessary. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of such determination and to furnish each Holder such number of copies of the Prospectus, as amended or supplemented, as such Holder may reasonably request;

                (l) obtain CUSIP numbers for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed or word-processed certificates for the Exchange Securities or Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary;

                (m) (i) cause the Indenture to be qualified under the TIA in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, (ii) cooperate with the Trustee and the Holders to effect such changes, if any, to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and (iii) execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, if any, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

                (n) in the case of a Shelf Registration, the Holders of a majority in principal amount of the Registrable Securities registered pursuant to such Shelf Registration Statement shall have the right to direct the Company to effect not more than one underwritten registration and, in connection with such underwritten registration, the Company shall enter into agreements (including underwriting agreements or similar agreements) and take all other customary and appropriate actions (including those reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities; provided, however, the Company will not be required to effect such underwritten registration or enter into any agreements in connection therewith within 90 days after consummation of any other underwritten public offering of the Company. In connection with the underwritten registration undertaken at the direction of the Holders, the Company shall, in a manner that is reasonable and customary:

                        (i) make representations and warranties to the Holders of such Registrable Securities and the underwriters in such form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by such Holders and the managing underwriter(s);

                        (ii) obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter(s), and the Holders of a majority in principal amount of the Registrable Securities being sold) addressed to each selling Holder and the underwriters, covering the matters customarily covered in opinions requested in sales of debt securities or underwritten offerings of debt securities and such other matters as may be reasonably requested by such Holders and the managing underwriter(s);

                        (iii) obtain "cold comfort" letters and updates thereof with respect to such Shelf Registration Statement and the Prospectus included therein, all amendments and supplements thereto and all documents incorporated or deemed to be incorporated by reference therein from the Company's independent certified public accountants and from the independent certified public accountants for any other Person or any business or assets whose financial statements are included or incorporated by reference in the Shelf Registration Statement, each addressed to the underwriters, and use reasonable best efforts to have such letters addressed to the selling Holders of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with similar underwritten offerings and such letters to be delivered at the time of the pricing of such underwritten registration with an update to such letter to be delivered at the time of closing of such underwritten registration;

                        (iv) if an underwriting agreement or other similar agreement is entered into, cause the same to set forth indemnification and contributions provisions and procedures substantially equivalent to the indemnification and contributions provisions and procedures set forth in Section 5 hereof with respect to the underwriters and all other parties to be indemnified pursuant to Section 5 hereof or such other indemnification and contributions as shall be satisfactory to the Company, the managing underwriter(s) and the Holders of the majority in principal amount of the Registrable Securities being sold; and

                        (v) deliver such other documents and certificates as may be reasonably requested and as are customarily delivered in similar underwritten offerings of debt securities.

The documents referred to in Sections 3(n)(ii) and 3(n)(v) shall be delivered at the closing under any underwriting or similar agreement as and to the extent required thereunder. In the case of any such underwritten offering, the Company shall provide written notice to the Holders of all Registrable Securities of such underwritten offering at least 30 days prior to the filing of a prospectus supplement for such underwritten offering. Such notice shall (x) offer each such Holder the right to participate in such underwritten offering, (y) specify a date, which shall be no earlier than 15 days following the date of such notice, by which such Holder must inform the Company of its intent to participate in such underwritten offering and (z) include the instructions such Holder must follow in order to participate in such underwritten offering;

                (o) in the case of a Shelf Registration, make available for inspection by representatives of the Holders of the Registrable Securities and any underwriters participating in any disposition pursuant to a Shelf Registration Statement and any counsel or accountant retained by such Holders or underwriters, all financial statements and other records, documents and properties of the Company reasonably requested by any such Persons, and cause the respective officers, directors, employees, and any other agents of the Company to supply all information reasonably requested by any such Persons in connection with a Shelf Registration Statement;

                (p) (i) in the case of an Exchange Offer, a reasonable time prior to the filing of any Exchange Offer Registration Statement, any Prospectus forming a part thereof, any amendment to an Exchange Offer Registration Statement or amendment or supplement to such Prospectus, provide copies of such documents to the Initial Purchasers, and make such changes in any such documents prior to the filing thereof as the Initial Purchasers or their counsel may reasonably request; (ii) in the case of a Shelf Registration, a reasonable time prior to filing any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such Shelf Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to the Holders of Registrable Securities, to the Initial Purchasers, to the underwriter or underwriters, of an underwritten offering of Registrable Securities, and to counsel for any such Holders, Initial Purchasers or underwriters, and make such changes in any such document prior to the filing thereof as the Holders of Registrable Securities, the Initial Purchasers, any such underwriter or underwriters or any of their respective counsel may reasonably request; and
(iii) cause the representatives of the Company to be available for discussion of such documents as shall be reasonably requested by the Holders of Registrable Securities, the Initial Purchasers on behalf of such Holders or the underwriters, and shall not at any time make any filing of any such document of which such Holders, the Initial Purchasers on behalf of such Holders, their counsel or any underwriter shall not have previously been advised and furnished a copy or to which such Holders, the Initial Purchasers on behalf of such Holders, their counsel or any underwriter shall reasonably object within a reasonable time period;

                (q) in the case of a Shelf Registration, use its reasonable best efforts to cause the Registrable Securities to be rated with the appropriate rating agencies, if so requested by the Majority Holders or by the underwriters of an underwritten offering, unless the Registrable Securities are already so rated;

                (r) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and, with respect to each Registration Statement and each post-effective amendment, if any, thereto and each filing by the Company of an Annual Report on Form 10-K, make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least twelve months which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder;

                (s) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter and its counsel; and

                (t) in the case of a Shelf Registration, a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after the initial filing of a Registration Statement, provide copies of such document to the Initial Purchasers on behalf of such Holders; and make representatives of the Company as shall be reasonably requested by the Holders of Registrable Securities, or the Initial Purchasers on behalf of such Holders, available for discussion of such document.

                In the case of a Shelf Registration Statement, the Company may (as a condition to such Holder's participation in the Shelf Registration) require each Holder of Registrable Securities to furnish to the Company in writing, within 15 days after receipt of a request therefor, such information regarding such Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing and require such Holder to agree in writing to be bound by all provisions of this Agreement applicable to such Holder. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Company all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.

                In the case of a Shelf Registration Statement, each Holder agrees and, in the event that any Participating Broker-Dealer is using the Prospectus included in the Exchange Offer Registration Statement in connection with the sale of Exchange Securities pursuant to Section 3(f), each such Participating Broker-Dealer agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts of the kind described in Section 3(e)(ii), 3(e)(iii) or 3(e)(v) through 3(e)(vii) hereof, such Holder or Participating Broker-Dealer, as the case may be, will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until receipt by such Holder or Participating Broker-Dealer, as the case may be, of (i) the copies of the supplemented or amended Prospectus contemplated by Section 3(k) hereof or (ii) written notice from the Company that the Shelf Registration Statement or the Exchange Offer Registration Statement, respectively, are once again effective or that no supplement or amendment is required. If so directed by the Company, such Holder or Participating Broker-Dealer, as the case may be, will deliver to the Company (at the Company's expense) all copies in its possession, other than permanent file copies then in its possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. Nothing in this paragraph shall prevent the accrual of Additional Interest on any Notes or Exchange Securities.

                If the Company shall give any such notice to suspend the disposition of Registrable Securities pursuant to the immediately preceding paragraph, the Company shall use its reasonable best efforts to file and have declared effective (if an amendment) as soon as practicable thereafter an amendment or supplement to the Shelf Registration Statement or the Exchange Offer Registration Statement or both, as the case may be, or the Prospectus included therein and shall extend the period during which the Shelf Registration Statement or the Exchange Offer Registration Statement or both, as the case may be, shall be maintained effective pursuant to this Agreement (and, if applicable, the period during which Participating Broker-Dealers may use the Prospectus included in the Exchange Offer Registration Statement pursuant to
Section 3(f) hereof) by the number of days during the period from and including the date of the giving of such notice to and including the earlier of the date when the Holders or Participating Broker-Dealers, respectively, shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions and the effective date of written notice from the Company to the Holders or Participating Broker-Dealers, respectively, that the Shelf Registration Statement or the Exchange Offer Registration Statement, respectively, are once again effective or that no supplement or amendment is required.

                4. Underwritten Registrations. If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Majority Holders of such Registrable Securities included in such offering, subject to the consent of the Company, which consent shall not be unreasonably withheld.

                No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                5.      Indemnification and Contribution.

                (a) The Company agrees to indemnify and hold harmless each Initial Purchaser, each Holder, each Participating Broker-Dealer, each underwriter who participates in an offering of Registrable Securities (each, an "Underwriter"), and each Person, if any, who controls any Initial Purchaser, Holder, Participating Broker-Dealer or Underwriter within the meaning of either
Section 15 of the 1933 Act or Section 20 of the 1934 Act, as follows:

                        (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (and any amendment thereto) pursuant to which Exchange Securities or Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or Prospectus (and any amendment thereto) or any omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                        (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Company; and

                        (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of one counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser, Holder, Participating Broker-Dealer or Underwriter with respect to such Initial Purchaser, Holder, Participating Broker-Dealer or Underwriter expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) or made in reliance upon the Statements of Eligibility and Qualification of Trustees (Form T-1) under the 1939 Act filed as exhibits to the Registration Statement;

further provided, that this indemnity does not apply to any such Holder, Participating Broker-Dealer, any Underwriter or controlling person, with respect to any untrue statement or omission or alleged omission in any preliminary Prospectus to the extent that any such loss, liability, claim, damage or expense of any Holder, Participating Broker-Dealer, any underwriter or controlling person results from the fact that such Holder, any Underwriter or Participating Broker-Dealer sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus as then amended or supplemented if the Company had previously furnished copies thereof to such Holder, Underwriter or Participating Broker-Dealer with sufficient time for such Holder, Underwriter or Participating Broker-Dealer to distribute such final Prospectus and the loss, liability, claim, damage or expense of such Holder, Underwriter, Participating Broker-Dealer, or controlling person results from an untrue statement or omission of a material fact contained in the preliminary Prospectus which was corrected in the final Prospectus. Any amounts advanced by the Company to an indemnified party pursuant to this Section 5 as a result of such losses shall be returned to the Company if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by the Company.

                (b) Each Initial Purchaser, each Holder, each Participating Broker-Dealer and each Underwriter severally but not jointly, agrees to indemnify and hold harmless the Company, each director and officer of the Company, each other Initial Purchaser, selling Holder, Participating Broker-Dealer and Underwriter, and each Person, if any, who controls the Company or any Initial Purchaser, other selling Holder, Participating Broker-Dealer or Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 5(a) hereof, as incurred, with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in any Registration Statement pursuant to which Exchange Securities or Registrable Securities were registered under the 1933 Act (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Initial Purchaser, Holder, Participating Broker-Dealer or Underwriter furnished to the Company by such Initial Purchaser, Holder, Participating Broker-Dealer, or Underwriter, respectively, expressly for use in the Shelf Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that no such Initial Purchaser, Holder, Participating Broker-Dealer or Underwriter shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Initial Purchaser, Holder, Participating Broker-Dealer or Underwriter from the sale of Registrable Securities pursuant to such Shelf Registration Statement.

                (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 5 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 5 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party or parties on the one hand and the indemnified party or parties on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or parties or such indemnified party or parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                (e) The Company, the Initial Purchasers, the Holders, the Participating Broker-Dealers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 5, no Initial Purchaser, Holder, Participating Broker-Dealer or Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which Registrable Securities sold by it were offered exceeds the amount of any damages that such Initial Purchaser, Holder, Participating Broker-Dealer or Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

                No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                For purposes of this Section 5, each Person, if any, who controls an Initial Purchaser, Holder, Participating Broker-Dealer or Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, Holder, Participating Broker-Dealer or Underwriter, as the case may be, and each director and officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The respective obligations of the Initial Purchasers, Holders, Participating Broker-Dealers and Underwriters to contribute pursuant to this Section 5 are several in proportion to the principal amount of Notes purchased by them and not joint.

                The indemnity and contribution provisions contained in this
Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser, Holder, Participating Broker-Dealer, Underwriter, or any Person controlling any Initial Purchaser, Holder, Participating Broker-Dealer or Underwriter, or by or on behalf of the Company, its officers or directors or any Person controlling the Company, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities or Exchange Securities pursuant to a Shelf Registration Statement.

                6.      Miscellaneous.

                (a) Rule 144 and Rule 144A. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the 1934 Act, the Company covenants that it will file all reports required to be filed by it under
Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder, that if it ceases to be so required to file such reports, it will upon the request of any Holder or beneficial owner of Registrable Securities

(i) make publicly available such information (including, without limitation, the information specified in Rule 144(c)(2) under the 1933 Act) as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, (ii) deliver or cause to be delivered, promptly following a request by any Holder or beneficial owner of Registrable Securities or any prospective purchaser or transferee designated by such Holder or beneficial owner, such information (including, without limitation, the information specified in Rule 144A(d)(4) under the 1933 Act) as is necessary to permit sales pursuant to Rule 144A under the 1933 Act, and (iii) take such further action that is reasonable in the circumstances, in each case to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (x) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, (y) Rule 144A under the 1933 Act, as such Rule may be amended from time to time, or (z) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder or beneficial owner of Registrable Securities, the Company will deliver to such Holder or beneficial owner a written statement as to whether it has complied with such requirements.

                (b) No Inconsistent Agreements. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof, without the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities.

                (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure.

                Notwithstanding the foregoing sentence, (i) this Agreement may be amended, without the consent of any Holder of Registrable Securities, by written agreement signed by the Company and the Initial Purchasers, to cure any ambiguity, correct or supplement any provision of this Agreement that may be inconsistent with any other provision of this Agreement or to make any other provision with respect to matters or questions arising under this Agreement which shall not be inconsistent with other provisions of this Agreement, (ii) this Agreement may be amended, modified or supplemented, and waivers and consents to departures from the provisions hereof may be given, by written agreement signed by the Company and the Initial Purchasers to the extent that any such amendment, modification, supplement, waiver or consent is, in the reasonable judgment of both the Company and the Initial Purchasers, necessary or appropriate to comply with applicable law (including any interpretation of the Staff of the SEC) or any change therein and (iii) to the extent any provision of this Agreement relates to the Initial Purchasers, such provision may be amended, modified or supplemented, and waivers or consents to departures from such provisions may be give, by written agreement signed by the Initial Purchasers and the Company. Each Holder of Registrable Securities shall be bound by any amendment or waiver effected pursuant to this Section 6(c), whether or not any notice, writing or marking indicating such amendment or waiver appears on such security or is delivered to such Holder.

                (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder or Participating Broker-Dealer (other than an Initial Purchaser), at the most current address set forth on the records of the registrar under the Indenture, (ii) if to an Initial Purchaser, at the most current address given by such Initial Purchaser to the Company by means of a notice given in accordance with the provisions of this Section 6(d), which address initially is the address set forth in the Purchase Agreement; and (iii) if to the Company, initially at the address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this
Section 6(d).

                All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, first class, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to a courier guaranteeing overnight delivery.

                Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

                (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

                (f) Third Party Beneficiary. Each Holder, Participating Broker-Dealer and Underwriter shall be a third party beneficiary of the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder. Each Holder, by its acquisition of Notes, shall be deemed to have agreed to the provisions of Section 5(b) hereof.

                (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                (i) Restriction on Resales. If (i) the Company or any of its subsidiaries or affiliates (as defined in Rule 144 under the 1933 Act) shall redeem, purchase or otherwise acquire any Registrable Security or any Exchange Security which is a "restricted security" within the meaning of Rule 144 under the 1933 Act, the Company will deliver or cause to be delivered such Registrable Security or Exchange Security, as the case may be, to the Trustee for cancellation and neither the Company nor any of its subsidiaries or affiliates will hold or resell such Registrable Security or Exchange Security or issue any new Security or Exchange Security to replace the same.

                (j) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                (k) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                            [SIGNATURE PAGE FOLLOWS]

                IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

                                            GREATER BAY BANCORP

                                            By:   /s/ Shawn E. Saunders
                                                  --------------------
                                                  Name: Shawn E. Saunders
                                                  Title: Senior Vice President,
                                                  Finance and Accounting

This Registration Rights Agreement is confirmed and accepted as of the date first above written by the undersigned for itself and on behalf of the other Initial Purchasers.

KEEFE, BRUYETTE & WOODS, INC.

By:  /s/ Peter J. Wirth
     ------------------
     Name: Peter J. Wirth
     Title:  Managing Director

                                                                         ANNEX A


                               INITIAL PURCHASERS


                          KEEFE, BRUYETTE & WOODS, INC.

                        SANDLER O'NEILL & PARTNERS, L.P.

                          FTN FINANCIAL CAPITAL MARKETS

                                                                         ANNEX B

                              PLAN OF DISTRIBUTION

                Each broker-dealer that receives new notes for its own account under the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of those notes. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer for resales of new notes received in exchange for original notes that had been acquired as a result of market-making or other trading activities. We have agreed that, for a period of 90 days after the expiration date of the exchange offer, we will make this prospectus, as it may be amended or supplemented, available to any broker-dealer for use in connection with any such resale. Any broker-dealers required to use this prospectus and any amendments or supplements to this prospectus for resales of the new notes must notify us of this fact by checking the box on the letter of transmittal requesting additional copies of these documents.

                Notwithstanding the foregoing, we are entitled under the registration rights agreement to suspend the use of this prospectus by broker-dealers under specified circumstances. For example, we may suspend the use of this prospectus if:

.. the SEC or any state securities authority requests an amendment or supplement to this prospectus or the related registration statement or additional information;

.. the SEC or any state securities authority issues any stop order suspending the effectiveness of the registration statement or initiates proceedings for that purpose;

.. we receive notification of the suspension of the qualification of the new notes for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose;

..  the suspension is required by law; or

.. an event occurs which makes any statement in this prospectus untrue in any material respect or which constitutes an omission to state a material fact in this prospectus.

                If we suspend the use of this prospectus, the 90-day period referred to above will be extended by a number of days equal to the period of the suspension.

                We will not receive any proceeds from any sale of new notes by broker-dealers. New notes received by broker-dealers for their own account under the exchange offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on those notes or a combination of those methods, at market prices prevailing at the time of resale, at prices related to prevailing market prices or at negotiated prices. Any resales may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from the selling broker-dealer or the purchasers of the new notes. Any broker-dealer that resells new notes received by it for its own account under the exchange offer and any broker or dealer that participates in a distribution of the new notes may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any resale of new notes and any commissions or concessions received by these persons may be deemed to be underwriting compensation under the Securities Act. The letter of transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                We have agreed to pay all expenses incidental to the exchange offer other than commissions and concessions of any broker or dealer and will indemnify holders of the notes, including any broker-dealers, against certain liabilities, including liabilities under the Securities Act.